PUTNAM U.S. GOVERNMENT INCOME TRUST

                     SUPPLEMENT DATED DECEMBER 9, 1996
                  TO STATEMENT OF ADDITIONAL INFORMATION
            DATED FEBRUARY 1, 1996, AS REVISED AUGUST 7, 1996

On December 6, 1996, the Trustees of the fund approved the elimination of all of the non-fundamental investment restrictions listed in the section of this SAI entitled "Investment
Restrictions" except for the following policies, which prohibit the fund from:

     Investing more than 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by them to make such determinations) to be readily marketable) or in repurchase agreements maturing in more than seven days.

     Writing covered call options with respect to any part or all of its portfolio securities.








                                                  Job Code 30220